UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017

     WORLD MONITOR TRUST III – SERIES J
(Exact name of registrant as specified in its charter)

Delaware	333-119612	20-2446281
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation or Organization)

680 Fifth Avenue, Suite 1901, New York, NY 10019
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (212) 596-3480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)        On December 6, 2017, Kenmar Preferred Investments, LLC (the “Managing Owner”), the managing owner of World Monitor Trust III – Series J (the “Registrant”), dismissed Arthur F. Bell, Jr. & Associates, L.L.C. (merged with Cohen & Company) (“Arthur Bell”) as the registered public accounting firm for the Registrant.

The audit report of Arthur Bell on the Registrant’s financial statements as of and for the fiscal year ended December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period commencing with Arthur Bell’s engagement by the Registrant on April 11, 2016 through the date of this Form 8-K, there were no disagreements between the Registrant and Arthur Bell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Bell, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Registrant for such period. During such period, there were no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

The Managing Owner, on behalf of the Registrant, has provided Arthur Bell with a copy of the foregoing disclosures and has requested that Arthur Bell furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant set forth above. A copy of Arthur Bell’s letter dated December 8, 2017 is filed as Exhibit 16.1 to this Form 8-K.

(b)        On November 28, 2017, the Managing Owner, on behalf of the Registrant, approved the engagement of AJSH & Co. (“AJSH”) as the independent registered public accounting firm for the Registrant. During the Registrant’s two most recent fiscal years (ending December 31, 2016 and December 31, 2015) and the interim period prior to engaging AJSH, neither the Registrant, the Managing Owner, nor anyone on their behalf, consulted AJSH, on behalf of the Registrant, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
16.1	Letter from Arthur F. Bell, Jr. & Associates, L.L.C. (merged with Cohen & Company), dated December 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD MONITOR TRUST III – SERIES J

By: Kenmar Preferred Investments, LLC,

its Managing Owner

By:	/s/ James A. Parrish

James A. Parrish

President

Date: December 8, 2017